PROSPECTUS SUPPLEMENT DATED FEBRUARY 8, 2008

THE PURPOSE OF THIS MAILING IS TO PROVIDE YOU WITH CHANGES TO THE CURRENT PROSPECTUS FOR CLASS A, B, C AND P SHARES OF THE FUND LISTED BELOW:

AIM Summit Fund

At a meeting held on December 13, 2007, the Board of Trustees of AIM Summit Fund (the "Trust") approved for the series portfolio listed above (the "Fund") each of the following items, each of which also requires approval by Fund shareholders:

o A new sub-advisory agreement between A I M Advisors, Inc. ("AIM") and each of AIM Funds Management Inc., INVESCO Asset Management Deutschland, GmbH, INVESCO Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. AIM and the Trust's Board of Trustees (the "Board") believe that the proposed sub-advisory agreement would benefit the Fund and its shareholders by permitting AIM to utilize the additional resources and talent of these nine affiliated sub-advisers in managing the Fund. Because AIM would pay all of the sub-advisory fees of the sub-advisers, the proposed sub-advisory agreement would not affect the fees the Fund pays to AIM pursuant to its advisory agreement.

o An amendment to the Trust's Agreement and Declaration of Trust that would permit the Board to terminate the Trust, the Fund or a share class without a shareholder vote. The proposed amendment would give the Board the flexibility to terminate the Trust, the Fund or a share class of the Fund if circumstances warrant without the commensurate expense of seeking a shareholder vote. The Board would terminate the Trust, the Fund or a share class only if they found that doing so was in the best interests of the shareholders of the Trust, Fund or share class, as applicable.

o An agreement and plan of reorganization (the "Plan"), which provides for the restructuring of the Fund as a new series portfolio (the "New Fund") of AIM Equity Funds ("AEF"), an existing open-end management investment company organized as a Delaware statutory trust, the transfer of all of the Fund's assets and liabilities to the new series portfolio and the termination of the Fund as a designated series of the Trust (the "Restructuring"). The operations of the New Fund following the Restructuring will be substantially similar to those of the Fund. AEF, like the Trust, operates as an open-end management investment company.

The Board of Trustees has called a meeting of the Fund's shareholders to be held on or about February 29, 2008, to vote on these and other proposals. Only shareholders of record as of November 30, 2007, will be entitled to vote at the meeting. Proposals other than the Restructuring that are approved by shareholders are expected to become effective on or about May 1, 2008. If approved by shareholders and certain closing conditions required by the Plan are satisfied, the proposed Restructuring is expected to be consummated on or about April 30, 2008. If shareholders of the Fund do not approve the proposed Restructuring, the Fund will continue to operate as a series of the Trust.

On or about March 31, 2008, the following entities that service the AIM Funds will be changing their names as follows:

CURRENT NAME                          NEW NAME
------------                          --------
A I M Advisors, Inc.                  Invesco Aim Advisors, Inc.
A I M Capital Management, Inc.        Invesco Aim Capital Management, Inc.
A I M Distributors, Inc.              Invesco Aim Distributors, Inc.
AIM Investment Services, Inc.         Invesco Aim Investment Services, Inc.
A I M Management Group Inc.           Invesco Aim Management Group, Inc.
AIM Private Asset Management, Inc.    Invesco Aim Private Asset Management, Inc.
INVESCO Asset Management Limited      Invesco Asset Management Limited

In addition, the following entities that service the AIM Funds have changed their names as follows:

OLD NAME                                       NEW NAME
--------                                       --------
INVESCO Asset Management (Japan) Limited       Invesco Asset Management (Japan) Limited
INVESCO Global Asset Management (N.A.), Inc.   Invesco Global Asset Management (N.A.), Inc.
INVESCO Hong Kong Limited                      Invesco Hong Kong Limited
INVESCO Institutional (N.A.), Inc.             Invesco Institutional (N.A.), Inc.
INVESCO Senior Secured Management, Inc.        Invesco Senior Secured Management, Inc.


SUM-SUP-1 020808

STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT DATED JANUARY 8, 2008

THE PURPOSE OF THIS MAILING IS TO PROVIDE YOU WITH CHANGES TO THE CURRENT STATEMENT OF ADDITIONAL INFORMATION FOR CLASS A, B, C AND P SHARES OF THE FUND LISTED BELOW:

AIM Summit Fund

On or about March 31, 2008, the following entities that service the AIM Funds will be changing their names as follows:

CURRENT NAME                         NEW NAME
------------                         --------
A I M Advisors, Inc.                 Invesco Aim Advisors, Inc.
A I M Capital Management, Inc.       Invesco Aim Capital Management, Inc.
A I M Distributors, Inc.             Invesco Aim Distributors, Inc.
AIM Investment Services, Inc.        Invesco Aim Investment Services, Inc.
A I M Management Group Inc.          Invesco Aim Management Group, Inc.
AIM Private Asset Management, Inc.   Invesco Aim Private Asset Management, Inc.
INVESCO Asset Management Limited     Invesco Asset Management Limited

In addition, the following entities that service the AIM Funds have changed their names as follows:

OLD NAME                                       NEW NAME
--------                                       --------
INVESCO Asset Management (Japan) Limited       Invesco Asset Management (Japan) Limited
INVESCO Global Asset Management (N.A.), Inc.   Invesco Global Asset Management (N.A.), Inc.
INVESCO Hong Kong Limited                      Invesco Hong Kong Limited
INVESCO Institutional (N.A.), Inc.             Invesco Institutional (N.A.), Inc.
INVESCO Senior Secured Management, Inc.        Invesco Senior Secured Management, Inc.

ASF-SUP-2 020808